UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of Earliest Event Reported): February 16, 2018 moleculin biotech, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-37758	47-4671997
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2575 WEST BELLFORT, SUITE 333, HOUSTON TX 77054

(Address of principal executive offices and zip code)

(713) 300-5160

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On February 16, 2018, Moleculin Biotech, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Investors”) for the sale by the Company of 4,290,000 shares (the “Common Shares”) of the Company’s common stock (the “Common Stock”), at a purchase price of $2.10 per share. Concurrently with the sale of the Common Shares, pursuant to the Purchase Agreement the Company also sold warrants to purchase 2,145,000 shares of Common Stock (the “Warrants”). The Company sold the Common Shares and Warrants for aggregate gross proceeds of approximately $9.0 million. Subject to certain beneficial ownership limitations, the Warrants will be initially exercisable on the six-month anniversary of the issuance date at an exercise price equal to $2.80 per share of Common Stock, subject to adjustments as provided under the terms of the Warrants. The Warrants are exercisable for five years from the initial exercise date. The closing of the sales of these securities under the Purchase Agreement is expected to occur on February 21, 2018.

The Company estimates that the net proceeds from the transactions will be approximately $8.27 million after deducting certain fees due to the placement agent and the Company’s estimated transaction expenses. The net proceeds received by the Company from the transactions will be used for its planned clinical trials, preclinical programs, for other research and development activities and for general corporate purposes.

The Common Shares were offered and sold by the Company pursuant to an effective shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission (the “SEC”) on July 24, 2017 and subsequently declared effective on August 21, 2017 (File No. 333-219434) (the “Registration Statement”), and the base prospectus contained therein. The Company expects to file a prospectus supplement with the SEC on February 16, 2018 in connection with the sale of the Common Shares.

The Warrants and the shares issuable upon exercise of the Warrants were sold without registration under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemptions provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and Rule 506 promulgated under the Securities Act as sales to accredited investors, and in reliance on similar exemptions under applicable state laws.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Stockholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

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The Company also entered into a placement agent agreement (the “Placement Agency Agreement”) with Roth Capital Partners, LLC (“Roth”), pursuant to which Roth agreed to serve as exclusive placement agent for the issuance and sale of the Common Shares and Warrants. The Company has agreed to pay Roth an aggregate fee equal to 6.5% of the gross proceeds received by the Company from the sale of the securities in the transactions. Pursuant to the Placement Agency Agreement, the Company also agreed to grant to Roth or its designees warrants to purchase up to 3% of the aggregate number of shares of Common Stock sold in the transactions (the “Roth Warrants”). The Roth Warrants have substantially the same terms as the Warrants, except that the Roth Warrants will expire on February 15, 2023. The Roth Warrants and the shares issuable upon exercise of the Roth Warrants will be issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act as transactions not involving a public offering and in reliance on similar exemptions under applicable state laws. The Company will also reimburse Roth for its expenses of $75,000.

Subject to the consummation of the offering, the Company agreed to give Roth a nine-month right of first refusal to act as the Company’s lead underwriter or exclusive placement agent for any further capital raising transactions undertaken by the Company. With certain exceptions, the Company also granted Roth a six-month tail fee equal to the cash and warrant compensation in the offering, if any investor with which Roth had substantive discussions with respect to the offering, provides the Company with further capital during such six-month period following termination of the Company’s engagement of Roth.

The forms of the Purchase Agreement, the Warrant and the Placement Agency Agreement are filed as Exhibits 10.1, 4.1 and 1.1, respectively, to this Current Report on Form 8-K. The foregoing summaries of the terms of these documents are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 related to the Warrants and the Roth Warrants is hereby incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
1.1	Placement Agency Agreement, dated as of February 16, 2018 by and between Moleculin Biotech, Inc. and Roth Capital Partners, LLC
4.1	Form of Warrant
5.1	Legal Opinion of Schiff Hardin LLP
10.1	Form of Securities Purchase Agreement
23.1	Consent of Schiff Hardin LLP (included in Exhibit 5.1)

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLECULIN BIOTECH, INC.
Date: February 16, 2018
	By:	/s/ Jonathan Foster
Jonathan Foster
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Placement Agency Agreement, dated as of February 16, 2018 by and between Moleculin Biotech, Inc. and Roth Capital Partners, LLC
4.1	Form of Warrant
5.1	Legal Opinion of Schiff Hardin LLP
10.1	Form of Securities Purchase Agreement
23.1	Consent of Schiff Hardin LLP (included in Exhibit 5.1)

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